MASTR ASSET SECURITIZATION TRUST SERIES 2002-5 (GP 1)
                           WHOLE LOAN 30YR FIXED-RATE

DEAL SIZE                                            $20MM APPROX.

GWAC                                                6.460% +/-15BPS

WAM                                                    178 +/- 2 MONTHS

CALIFORNIA                                             29% APPROX.

WA LTV                                              59.00% APPROX.

WA FICO                                                759 APPROX.

AAA RATINGS                                   2 OF 3 (S&P, MOODYS, FITCH)

ESTIMATED SUBORDINATION LEVEL                        1.50% APPROX.

PRICING SPEED                                         300% PSA

SETTLEMENT DATE                                   08/30/02

DEPOSITOR                            MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
MASTER SERVICER/BOND ADMINISTRATOR   WELLS FARGO BANK MINNESOTA, NA

                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

              MASTR ASSET SECURITIZATION TRUST SERIES 2002-5 (GP2)
                           WHOLE LOAN 30YR FIXED-RATE

DEAL SIZE                                            $75MM APPROX.

GWAC                                                6.403% +/-15BPS

WAM                                                    178 +/- 2 MONTHS

CALIFORNIA                                            100%

AVG LOAN BALANCE                                     $539K APPROX.

WA LTV                                              59.00% APPROX.

PROPERTY TYPE:             SF/PUD                    95.4% APPROX.

DOC TYPE:                  FULL/ALT                  88.6% APPROX.

OCCUPANCY:                 PRIMARY                   93.1% APPROX.

WA FICO                                                742 APPROX.

AAA RATINGS                                   2 OF 3 (S&P, MOODYS, FITCH)

ESTIMATED SUBORDINATION LEVEL                        1.50% APPROX.

PRICING SPEED                                         300% PSA

SETTLEMENT DATE                                    08/30/02

DEPOSITOR                            MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
MASTER SERVICER/BOND ADMINISTRATOR   WELLS FARGO BANK MINNESOTA, NA

                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

             MASTR ASSET SECURITIZATION TRUST SERIES 2002-5 (GP. 3)
                           WHOLE LOAN 15YR FIXED-RATE

DEAL SIZE                                            271MM APPROX.

GWAC                                                6.460% +/-15BPS

WAM                                                    178 +/- 2 MONTHS

CALIFORNIA                                             35% APPROX.

WA LTV                                              60.00% APPROX.

WA FICO                                                730 APPROX.

AAA RATINGS                                   2 OF 3 (S&P, MOODYS, FITCH)

ESTIMATED SUBORDINATION LEVEL                        1.50% APPROX.

PRICING SPEED                                         300% PSA

SETTLEMENT DATE                                   08/30/02

DEPOSITOR                            MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
MASTER SERVICER/BOND ADMINISTRATOR   WELLS FARGO BANK MINNESOTA, NA

                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

             MASTR ASSET SECURITIZATION TRUST SERIES 2002-5 (GP 4A)
                           WHOLE LOAN 30YR FIXED-RATE

DEAL SIZE                                                    $50MM APPROX.

GWAC                                                        6.917% +/-15BPS

WAM                                                            360 +/- 2 MONTHS

CALIFORNIA                                                    100%

AVG LOAN BALANCE                                             $432K APPROX.

WA LTV                                                      71.64% APPROX.

LOAN PURPOSE:             PURCHASE                           32.9% APPROX.

                          RATE/TERM REFI                     32.7% APPROX.

                          DEBT CONSOLIDATION                 26.1% APPROX.

                          CASH-OUT REFI                       8.3% APPROX.

PROPERTY TYPE:            SF/PUD                             94.4% APPROX.

                          OTHER                               5.6% APPROX.

DOC TYPE:                 FULL/ALT                           62.8% APPROX.

                          LITE                               34.6% APPROX.

                          OTHER                               2.6% APPROX.

OCCUPANCY:                PRIMARY                            97.3% APPROX.

                          SECONDARY                           1.0% APPROX.

                          INVESTOR                            4.7% APPROX.

WA FICO                                                        730 APPROX.

AAA RATINGS                                           2 OF 3 (S&P, MOODYS, FITCH)

ESTIMATED SUBORDINATION LEVEL                                3.25% APPROX.

PRICING SPEED                                                 300% PSA

SETTLEMENT DATE                                           08/30/02

DEPOSITOR                                     MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
MASTER SERVICER/BOND ADMINISTRATOR            WELLS FARGO BANK MINNESOTA, NA

                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

             MASTR ASSET SECURITIZATION TRUST SERIES 2002-5 (GP 4B)
                           WHOLE LOAN 30YR FIXED-RATE

DEAL SIZE                                                   $100MM APPROX.

GWAC                                                        6.850% +/-5BPS

WAM                                                            357 +/- 2 MONTHS

CALIFORNIA                                                    100%

AVG LOAN BALANCE                                             $500K APPROX.

WA LTV                                                      69.00% APPROX.

LOAN PURPOSE:              PURCHASE                          51.0% APPROX.

                           RATE/TERM REFI                    36.4% APPROX.

                           CASH-OUT REFI                     12.6% APPROX.

PROPERTY TYPE:             SF/PUD                            91.7% APPROX.

DOC TYPE:                  FULL/ALT                          64.9% APPROX.

                           LITE                              30.9% APPROX.

                           OTHER                              4.2% APPROX.

OCCUPANCY:                 PRIMARY                           97.7% APPROX.

                           SECONDARY                          1.2% APPROX.

                           INVESTOR                           1.1% APPROX.

WA FICO                                                        740 APPROX.

AAA RATINGS                                           2 OF 3 (S&P, MOODYS, FITCH)

ESTIMATED SUBORDINATION LEVEL                                3.25% APPROX.

PRICING SPEED                                                 300% PSA

SETTLEMENT DATE                                           08/30/02

DEPOSITOR                                     MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
MASTER SERVICER/BOND ADMINISTRATOR            WELLS FARGO BANK MINNESOTA, NA

                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

              MASTR ASSET SECURITIZATION TRUST SERIES 2002-5 (GP5)
                           WHOLE LOAN 30YR FIXED-RATE

DEAL SIZE                                                   $515MM APPROX.

GWAC                                                        6.890% +/-15BPS

WAM                                                            357 +/- 2 MONTHS

CALIFORNIA                                                     40% APPROX.

AVG LOAN BALANCE                                              $449 APPROX.

WA LTV                                                      70.00% APPROX.

LOAN PURPOSE:              PURCHASE                          47.0% APPROX.

                           RATE/TERM REFI                    36.5% APPROX.

                           CASH-OUT REFI                     15.2% APPROX.

PROPERTY TYPE:             SF/PUD                            93.0% APPROX.

                           OTHER                              7.0% APPROX.

DOC TYPE:                  FULL/ALT                          90.0% APPROX.

OCCUPANCY:                 PRIMARY                           97.4% APPROX.

                           SECONDARY                          2.3% APPROX.

                           INVESTOR                           0.3% APPROX.

WA FICO                                                        739 APPROX.

AAA RATINGS                                           2 OF 3 (S&P, MOODYS, FITCH)

ESTIMATED SUBORDINATION LEVEL                                3.25% APPROX.

PRICING SPEED                                                 300% PSA

SETTLEMENT DATE                                           08/30/02

DEPOSITOR                                     MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
MASTER SERVICER/BOND ADMINISTRATOR            WELLS FARGO BANK MINNESOTA, NA

                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.